UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2021 (August 9, 2021)

ASTREA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39996	85-2609730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ocean Lane Drive, Apt. 3021, Key Biscayne, Florida 33149

(Address of Principal Executive Offices) (Zip Code)

(347) 607-8025

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of common stock and one-half of one redeemable warrant	ASAXU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	ASAX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ASAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K of Astrea Acquisition Corp. (“Astrea”) filed on August 11, 2021 (the “Original 8-K”) is being filed solely to file a revised investor presentation relating to the proposed business combination with Peregrine Merger Sub, LLC, Lexyl Travel Technologies, LLC, Double Peregrine Merger Sub, LLC and Benjamin & Brothers, LLC, as described in the Original 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original 8-K and Astrea has not updated any information contained therein to reflect any events that have occurred since the date of the Original 8-K. Accordingly, this amendment should be read in conjunction with the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1*+	Agreement and Plan of Merger, dated as of August 9, 2021, by and among Astrea Acquisition Corp., Peregrine Merger Sub, LLC, Lexyl Travel Technologies, LLC, Double Peregrine Merger Sub, LLC, and Benjamin & Brothers, LLC.
10.1+	Form of Tax Receivable Agreement.
10.2+	Form of A&R Registration Rights Agreement.
10.3+	Form of Sponsor Agreement, dated as of August 9, 2021, by and among Astrea Acquisition Corp., Astrea Acquisition Sponsor LLC, and Lexyl Travel Technologies, LLC.
10.4+	Form of HotelPlanner.com Support Agreement, dated as of August 9, 2021, by and among Astrea Acquisition Corp., Lexyl Travel Technologies, LLC, and certain members of Lexyl Travel Technologies, LLC.
10.5+	Form of Reservations.com Support Agreement, dated as of August 9, 2021, by and among Astrea Acquisition Corp., Benjamin & Brothers, LLC, and certain members of Benjamin & Brothers, LLC.
99.1+	Joint Press release, dated August 9, 2021.
99.2	Investor Presentation.
99.3+	Investor Call Transcript.
99.4+	CNBC Interview Transcript.
99.5+	CNBS Asia Interview Transcript.

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2).
+	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2021	ASTREA ACQUISITION CORP.

	By:	/s/ Jose Luis Cordova
Jose Luis Cordova
Chief Financial Officer

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